UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (date of earliest event reported): July 1, 2004

                                 ConocoPhillips
             (Exact name of registrant as specified in its charter)

          Delaware                    000-49987                    01-0562944
 (State or other jurisdiction        (Commission               (I.R.S. Employer
       of incorporation)              File Number)           Identification No.)


                             600 North Dairy Ashford
                              Houston, Texas 77079
              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (281) 293-1000


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Item 7. Financial Statements and Exhibits

     (c)  Exhibits

          99.  -- Press release issued by ConocoPhillips on July 1, 2004.



Item 12. Results of Operations and Financial Condition

     On July 1, 2004, ConocoPhillips issued a press release providing a second quarter 2004 interim update. A copy of the press release is furnished herewith as Exhibit 99 and incorporated herein by reference.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                        CONOCOPHILLIPS



                                                       /s/ Rand C. Berney
                                                   -----------------------------
                                                          Rand C. Berney
                                                   Vice President and Controller

July 1, 2004

                                  EXHIBIT INDEX


Exhibit
No.            Description
---            -----------

99.      --    Press release issued by ConocoPhillips on July 1, 2004.